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                                             Filed Pursuant to Rule 497(e)
                                             Registration File No.: 33-33530

                       SUPPLEMENT TO THE PROSPECTUS OF
                    DEAN WITTER EUROPEAN GROWTH FUND INC.
                            DATED JANUARY 29, 1998

   The last two sentences in the first paragraph under the subsection entitled "Portfolio Management" under the section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" are hereby replaced by the following:

      The Fund's primary portfolio manager is Julian Johnston, a Director of the Sub-Adviser. Mr. Johnston has been the primary portfolio manager of the Fund since April 1998 and has been a portfolio manager with the Sub-Adviser or its affiliates for over five years.

May 5, 1998